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                     METROPOLITAN LIFE SEPARATE ACCOUNT E
               PREFERENCE PREMIER (R) VARIABLE ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                      SUPPLEMENT DATED APRIL 11, 2011 TO
                PROSPECTUS DATED MAY 1, 2010 (AS SUPPLEMENTED)

This supplement applies to Preference Premier (R) variable annuity contracts issued by Metropolitan Life Insurance Company ("we", "us", or "our") for the states of New York and New Jersey. This supplement revises certain disclosure in the prospectus (as supplemented) regarding the Guaranteed Minimum Income Benefit Plus III ("GMIB Plus III") for the states of New Jersey and New York. These changes are effective for Contracts issued based on applications and necessary information that we receive in good order at your Administrative Office on or after May 2, 2011.

IN ORDER TO RECEIVE THE CURRENT VERSION OF THE GMIB PLUS III OPTIONAL BENEFIT, YOUR APPLICATION AND NECESSARY INFORMATION MUST BE RECEIVED BY YOUR ADMINISTRATIVE OFFICE IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON APRIL 29, 2011.

This supplement provides information in addition to that contained in the prospectus (as supplemented) dated May 1, 2010 for the Contract. It should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, if purchased through a MetLife sales representative, write to us at PO Box 10342, Des Moines, IA 50306-0342 (Attention: Fulfillment Unit-Preference Premier) or call us at (800) 638-7732 to request a free copy. If purchased through a New England Financial (R) (NEF) sales representative, write to us at PO Box 14594, Des Moines, IA 50306-0324 or call us at (800) 435-4117 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

For Contracts issued based on applications and necessary information that we receive in good order at your Administrative Office on or after May 2, 2011, the following changes will apply to the GMIB Plus III optional benefit:

CHANGES FOR THE GMIB PLUS III IN THE STATE OF NEW JERSEY

1. The GMIB Annuity Table specified in your Contract will be calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per year. As with other pay-out types, the amount you receive as an income payment also depends on the income type you select, your age and your sex (where permitted by state law). The annuity rates for attained ages 86 to 90 are the same as those for attained age 85.

2. The GMIB payout rates are enhanced under the following circumstances, if:

   (a) you begin withdrawals on or after your 62nd birthday;

   (b) your Account Value is fully withdrawn or decreases to zero at or after your 62nd birthday and there is an income base remaining; and

   (c) the income type you select is the Lifetime Income Annuity with a 5-Year Guarantee Period

   Then the annual annuity payments under the GMIB Plus III will equal or exceed 5% of the income base (calculated on the date the payments are determined).

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CHANGES FOR THE GMIB PLUS III OPTIONAL BENEFIT IN THE STATE OF NEW YORK

1. Charges. If you select the GMIB Plus III, we will assess a charge during
   _______
   the accumulation phase equal to 1.00% of the income base at the time the charge is assessed prior to any Optional Step-Up. If your income base is increased due to an Optional Step-Up, we may reset the charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%), or (b) the current rate that we charge for the same rider available for new contract purchases at the time of the Optional Step-Up.

2. Annual Increase Amount. The Annual Increase Amount is limited to a maximum
   ______________________
   of 350% of your purchase payments or, if greater, 350% of the Annual Increase Amount as increased by the most recent Optional Step-Up.

3. GMIB Annuity Table and Payout Rates.
   ___________________________________

   The GMIB Annuity Table specified in your Contract will be calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per year. As with other pay-out types, the amount you receive as an income payment also depends on the income type you select, your age and your sex (where permitted by state law. The annuity rates for attained ages 86 to 90 are the same as those for attained age 85.

   The GMIB payout rates are enhanced if you are age 57 or older when you purchase the Contract, if:

   (a) you begin withdrawals on or after your 62nd birthday;

   (b) your Account Value is fully withdrawn or decreases to zero on or after your 62nd birthday and there is an income base remaining; and

   (c) the income type you select is the Lifetime Income Annuity with a 5-Year Guarantee Period:

   Then the annual annuity payments under the GMIB Plus III will equal or exceed 5% of the income base (calculated on the date the payments are determined).

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

PO Box 14594 (NEF)                       Telephone: (800) 638-7732 (MetLIfe)
PO Box 10342 (MetLife)                                  (800) 435-4117 (NEF)
Des Moines, IA 50306-0342

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